DEFINITIVE PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

FAT BRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 9, 2021

To the Stockholders of FAT Brands Inc.:

You are cordially invited to the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of FAT Brands Inc. (the “Company”) to be held on Tuesday, October 19, 2021 at 2:00 pm Pacific Time at the Company’s corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212.

At the Annual Meeting, you will be asked to (i) elect one Class I director to our Board of Directors, (ii) approve an amendment to authorize additional shares of Class A common stock for issuance under our 2017 Omnibus Equity Incentive Plan, and (iii) ratify the appointment of Baker Tilly US, LLP, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 26, 2021.

We are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the attached proxy statement and our Annual Report on Form 10-K.  The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the attached proxy statement, our Annual Report on Form 10-K and a form of proxy card.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, you can be sure your shares are represented at the Annual Meeting by promptly voting your shares as instructed in the Notice, or by requesting a printed proxy card, if you prefer, and completing, signing, dating and returning the printed proxy card by mail. If you later decide to participate in the Annual Meeting and wish to change your vote, you may do so simply by voting online during the Annual Meeting.

If you plan to attend the meeting, please bring the Notice, proxy card or proof of your ownership of FAT Brands Inc. Class A common stock or Class B common stock as of August 25, 2021 as well as a valid picture identification.

Due to the current environment related to the COVID-19 pandemic, we will enforce the appropriate social distancing protocols and request that all stockholders who attend the Annual Meeting in person must wear an appropriate face covering. In addition, the Company will employ a screener to conduct temperature checks of all attendees prior to allowing admission to the Annual Meeting.

Sincerely,

Andrew A. Wiederhorn
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on October 19, 2021 — the Company’s Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at http://ir.fatbrands.com/financial-information/annual-reports.

FAT Brands Inc.

9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

September 9, 2021

NOTICE OF ANNUAL MEETING

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of FAT Brands Inc., a Delaware corporation (the “Company”), will be held on Tuesday, October 19, 2021 at 2:00 pm Pacific Time., at the Company’s corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, for the following purposes:

1.	Election of Directors. The election of one Class I director to our Board of Directors to serve until the 2024 Annual Meeting of Stockholders or until his successor is elected and qualified.
2.	Approval of an amendment to the Company’s 2017 Omnibus Equity Incentive Plan. Approval of an amendment to authorize additional shares of Class A common stock for issuance under the 2017 Omnibus Equity Incentive Plan.
3.	Ratification of Accountants. Ratification of the appointment of Baker Tilly US, LLP, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 26, 2021; and
4.	Other Business. Any other business as may properly come before the Annual Meeting and any adjournment or postponements.

The Board of Directors of the Company has fixed the close of business on August 25, 2021 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please provide your proxy by following the instructions described below in the Proxy Statement.

Due to the current environment related to the COVID-19 pandemic, we will enforce the appropriate social distancing protocols and request that all stockholders who attend the Annual Meeting in person must wear an appropriate face covering. In addition, the Company will employ a screener to conduct temperature checks of all attendees prior to allowing admission to the Annual Meeting.

By order of the Board of Directors,

Allen Z. Sussman
Secretary

FAT BRANDS INC.
9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

ANNUAL MEETING OF STOCKHOLDERS
October 19, 2021

PROXY STATEMENT

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

The accompanying proxy is solicited by the Board of Directors (the “Board”) of FAT Brands Inc., a Delaware corporation (“we”, “our” or the “Company”), for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, October 19, 2021 at 2:00 pm Pacific Time at the Company’s corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, and at any adjournment or postponements thereof.

Pursuant to rules adopted by the SEC, we are making this proxy statement available to our stockholders electronically via the Internet. On or about September 9, 2021, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to the holders of our Class A common stock and Class B common stock as of the close of business on August 25, 2021 (the “record date”), other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access over the Internet an electronic copy of our proxy materials, including this proxy statement and our Annual Report on Form 10-K. The Notice also contains instructions on how to request a paper copy of our proxy materials. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the Annual Meeting. The Notice provides instructions on how to cast your vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE USING ONE OF THE METHODS DESCRIBED IN THE NOTICE.

Who is entitled to vote?

If you were a holder of FAT Brands Inc. Class A common stock or Class B common stock at the close of business on the record date, either as a stockholder of record or as the beneficial owner of shares held in street name, you may direct a vote at the Annual Meeting. As of the record date, we had outstanding and entitled to vote 14,980,127 shares of Class A common stock and 1,270,683 shares of Class B common stock. Each holder of Class A common stock will have the right to one vote per share of Class A common stock, and each holder of Class B common stock will have the right to 2,000 votes per share of Class B common stock. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors.

What does it mean to be a stockholder of record or beneficial holder and who can vote in person at the meeting?

Stockholder of Record: Shares Registered in Your Name. If on the record date, your shares were registered directly in your name with the Company’s transfer agent, VStock Transfer, then you are a stockholder of record and you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote to ensure that your vote is counted.

Beneficial Holder: Owner of Shares Held in Street Name: If, on the record date, your shares were held in an account at a broker, bank, or other financial institution (collectively referred herein as “broker”), then you are the beneficial holder of shares held in “street name” and these proxy materials are being forwarded to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial holder, you have the right to direct your broker on how to vote the shares in your account. As a beneficial holder, you are invited to attend the Annual Meeting. However, since you are not a stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting, as well as satisfy the Annual Meeting admission criteria set out in the Notice.

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What constitutes a quorum?

Our Bylaws require that a quorum – that is, the holders of a majority of all of the shares of our common stock entitled to vote at the Annual Meeting – be present, in person or by proxy, before any business may be transacted at the Annual Meeting (other than adjourning the Annual Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

May I vote my shares in person at the Annual Meeting?

Due to the COVID-19 pandemic, attendees at this year’s Annual Meeting will be required to wear a face covering and adhere to social distancing requirements. Attendance at the Annual Meeting will be limited to stockholders or their proxy holders. If you are a proxy holder for a stockholder of record whose shares are registered in his or her name, you must provide a copy of a proxy from the stockholder of record authorizing you to vote such shares. If you are a beneficial holder who holds shares through a broker, bank or similar organization, you must provide proof of beneficial ownership as of the close of business on the record date, such as a brokerage or bank account statement, a copy of the proxy from the broker or other agent, or other similar evidence of ownership. Each attendee must also present valid photo identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

How can I revoke my proxy?

If you are a stockholder of record and have sent in your proxy, you may change your vote by revoking your proxy by means of any one of the following actions which, to be effective, must be taken before your proxy is voted at the Annual Meeting:

●	Sending a written notice to revoke your proxy to the Company’s Secretary at its corporate offices. To be effective, the Company must receive the notice of revocation before the Annual Meeting commences.
●	Transmitting a proxy by mail at a later date than your prior proxy. To be effective, the Company must receive the later dated proxy before the Annual Meeting commences. If you fail to date or to sign that later proxy, however, it will not be treated as a revocation of an earlier dated proxy.
●	Attending the Annual Meeting and voting in person or by proxy in a manner different than the instructions contained in your earlier proxy.

If you are a beneficial holder you may submit new voting instructions by contacting your broker. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the broker giving you the right to vote the shares.

What will happen if I do not vote on a proposal?

A properly executed proxy received by us prior to the Annual Meeting, and not revoked, will be voted as directed by the stockholder on that proxy. If a stockholder provides no specific direction with respect to a proposal, a properly completed proxy returned by a stockholder will be voted in accordance with the Board of Directors’ recommendations as set forth in this proxy statement. As of the date of this proxy statement, we are not aware of any matters to be voted on at the Annual Meeting other than as stated in this proxy statement and the accompanying notice of Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the persons named in it to vote the shares in their own discretion.

What vote is required to approve each item?

Proxies marked as abstentions or withheld votes will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. If a broker indicates on its proxy that it does not have discretionary voting authority to vote shares on one or more proposals at the Annual Meeting (a “broker non-vote”), such shares will still be counted in determining whether a quorum is present. Brokers or other nominees who hold shares in “street name” for the beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or other “non-routine” proposals without specific instructions from the beneficial owner. Of the matters on the agenda for the Annual Meeting, only the ratification of the selection of our auditors is considered to be a “routine” proposal for the purposes of brokers exercising their voting discretion.

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Election of Directors. Assuming a quorum of the stockholders is present in person or by proxy at the Annual Meeting, a plurality of the votes cast is required for the election of directors. As a result, the nominee who receives the highest number of votes cast for Class I director will be elected as a Class I director. “Withhold” votes will have no effect. Abstentions and broker non-votes will have no effect on the results of the election of directors.

Vote to Amend 2017 Omnibus Equity Incentive Plan. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on this item will be required for the approval of this proposal. This proposal is considered to be a “non-routine” matter, so if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent will not have discretionary authority to vote your shares on this proposal. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the results of this proposal.

Vote for the Ratification of Selection of Independent Public Accounting Firm. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on this item will be required for the ratification of the selection of Baker Tilly US, LLP. This proposal is considered to be a “routine” matter, so if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent will have discretionary authority to vote your shares on this proposal. Abstentions will have the same effect as a vote against this proposal.

Other Items. For any other item of business that may be presented at the Annual Meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. Broker non-votes will have no effect on the results of such a proposal.

Can I exercise rights of appraisal or other dissenters’ rights at the Annual Meeting?

No. Under Delaware law, holders of our voting stock are not entitled to demand appraisal of their shares or exercise similar rights of dissenters as a result of the approval of any of the proposals to be presented at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular employees in person, or by mail, courier, telephone or facsimile. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

What does it mean if I receive more than one Notice of Annual Meeting?

Some stockholders may have their shares registered in different names or hold shares in different capacities. For example, a stockholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. In that event, you will receive multiple copies of this proxy statement and multiple proxy cards. If you want all of your votes to be counted, please be sure to sign, date and return all of those proxy cards.

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What does it mean if multiple members of my household are stockholders but we only received one Notice of Annual Meeting or set of proxy materials in the mail?

The Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers or other agents, we are sending only one notice or full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” allows us to satisfy the requirements for delivering notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. Householding helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the notice or proxy materials at your address and would like to request “householding” of your communications, please contact your broker. Once you have elected “householding” of your communications, “householding” will continue until you are notified otherwise or until you revoke your consent. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice of Internet Availability of Proxy Materials, you may contact us at our corporate offices at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, Attention: Corporate Secretary.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will be asked to elect one Class I director to the Board of Directors to serve until the 2024 Annual Meeting of Stockholders or until his successor is elected and qualified.

The term of the existing Class I director will expire at this year’s Annual Meeting, the term of the Class II director will expire at the Annual Meeting of Stockholders to be held in 2022, and the terms of the Class III directors will expire at the Annual Meeting of Stockholders to be held in 2023.

If a nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by the Board of Directors. If a quorum is present at the Annual Meeting, the nominee for Class I director receiving the highest number of votes cast, in person or by proxy, will be elected to serve as Class I director. Abstentions and broker nonvotes will have no effect on the election of directors. If not otherwise specified, proxies will be voted “FOR” the nominee for Class I director listed below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE ELECTION OF THE CLASS I NOMINEE NAMED BELOW.

Class I Director Nominee for Term Ending at the 2024 Annual Meeting of Stockholders

Andrew A. Wiederhorn, age 55, has served as a director and President and Chief Executive Officer of FAT Brands Inc. since its formation. Mr. Wiederhorn also serves as President and Chief Executive Officer of all of our operating subsidiaries. He also served as the Chairman of the Board of Directors and Chief Executive Officer of Fog Cutter Capital Group Inc. since its formation in 1997. Mr. Wiederhorn previously founded and served as the Chairman of the Board of Directors and Chief Executive Officer of Wilshire Financial Services Group Inc. and Wilshire Credit Corporation. Mr. Wiederhorn received his B.S. degree in Business Administration from the University of Southern California in 1987, with an emphasis in Finance and Entrepreneurship. He previously served on the Board of Directors of Fabricated Metals, Inc., The Boy Scouts of America Cascade Pacific Council, The Boys and Girls Aid Society of Oregon, University of Southern California Associates, Citizens Crime Commission of Oregon, and Economic Development Council for the City of Beverly Hills Chamber of Commerce. Mr. Wiederhorn was featured as the Fatburger CEO on the CBS television program “Undercover Boss” in 2013. Mr. Wiederhorn was selected to our Board of Directors because of his role in our founding and long career in hospitality, and because he possesses particular knowledge and experience in strategic planning and leadership of complex organizations and hospitality businesses.

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Continuing Class II Director with Term Ending at the 2022 Annual Meeting of Stockholders

Squire Junger, age 71, became a member of the board of directors of FAT Brands Inc. on October 20, 2017. Mr. Junger is a co-founder and a managing member of Insight Consulting LLC, a management consulting firm based in the Los Angeles area, providing advice in mergers and acquisitions, corporate divestitures, business integration diagnostics, real estate investment, acquisition, development and construction and litigation support services. Prior to co-founding Insight in 2003 he was a partner at Arthur Andersen LLP, which he joined in 1972. Mr. Junger co-developed and managed the west coast Transaction Advisory Services practice at Andersen, providing comprehensive merger and acquisition consulting services to both financial and strategic buyers and sellers. Mr. Junger is a certified public accountant in California and received Bachelor of Science and M.B.A. degrees from Cornell University. Mr. Junger was selected to our Board of Directors because he brings substantial expertise in financial and strategic planning, mergers and acquisitions, and leadership of complex organizations.

Continuing Class III Directors for Terms Ending at the 2023 Annual Meeting of Stockholders

Edward H. Rensi, age 77, has served on the board of directors of FAT Brands Inc. since its formation and became Chairman of the Board on October 20, 2017. Mr. Rensi is the retired president and chief executive officer of McDonald’s USA. Prior to his retirement in 1997, Mr. Rensi devoted his entire professional career to McDonald’s, joining the company in 1966 as a “grill man” and part-time manager trainee in Columbus, Ohio. He was promoted to restaurant manager within a year, and went on to hold nearly every position in the restaurant and field offices, including franchise service positions in Columbus, Ohio and Washington, D.C. In 1972, he was named Philadelphia district manager, and later became regional manager and regional vice president. In 1978, he transferred from the field to the company’s home office in Oak Brook, Illinois, as vice president of Operations and Training, where he was responsible for personnel and product development. In 1980, he became executive vice president and chief operations officer, and was appointed senior executive vice president in 1982. Mr. Rensi was promoted to president and chief operating office of McDonald’s USA in 1984. In 1991, he was named chief executive officer. As president and chief executive officer, his responsibilities included overseeing all domestic company-owned and franchisee operations, in addition to providing direction relative to sales, profits, operations and service standards, customer satisfaction, product development, personnel, and training. Mr. Rensi was directly responsible for management of McDonald’s USA, which consisted of eight geographic zones and 40 regional offices. During his 13-year term as president, McDonald’s experienced phenomenal growth. U.S. sales doubled to more than $16 billion, the number of the U.S. restaurants grew from nearly 6,600 to more than 12,000, and the number of U.S. franchisees grew from 1,600 to more than 2,700. Since his retirement, Mr. Rensi has held consulting positions. From January 2014 to July 2015, Mr. Rensi served as director and interim CEO of Famous Dave’s of America, Inc. Mr. Rensi received his B.S. in Business Education from Ohio State University in Columbus, Ohio. Mr. Rensi was selected to our Board of Directors because of his long career in hospitality and restaurant franchising, and because he possesses particular knowledge and experience in strategic planning and leadership of complex organizations and hospitality businesses.

James Neuhauser, age 62, has served on the board of directors of FAT Brands Inc. since its formation. Mr. Neuhauser is a Senior Managing Director in the Private Capital Markets Group of Stifel Nicolas & Company. Mr. Neuhauser is also the Managing Member of Turtlerock Capital, LLC, a company that finances and invests in real estate development projects. He previously worked for FBR & Co. for more than 24 years, including positions as Chief Investment Officer, Head of Investment Banking and Head of the Real Estate and Financial Services groups in Investment Banking through October 2016. He also served as Head of FBR’s Commitment Committee and was a member of the firm’s Executive Committee. Prior to joining FBR, Mr. Neuhauser was a Senior Vice President of Trident Financial Corporation for seven years, where he specialized in managing stock offerings for mutual to stock conversions of thrift institutions. Before joining Trident, he worked in commercial banking with the Bank of New England. Mr. Neuhauser is a CFA charter holder and a member of the Society of Financial Analysts. He received a Bachelor of Arts from Brown University and an M.B.A. from the University of Michigan. Mr. Neuhauser was selected to our Board of Directors because he brings substantial expertise in financial and strategic planning, investment banking complex financial transactions, mergers and acquisitions, and leadership of complex organizations.

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PROPOSAL NO. 2

AMENDMENT TO THE 2017 OMNIBUS EQUITY INCENTIVE PLAN TO AUTHORIZE

ADDITIONAL SHARES FOR ISSUANCE UNDER THE PLAN

At the Annual Meeting, the stockholders will be asked to approve an amendment (the “Share Increase Amendment”) to the Company’s 2017 Omnibus Equity Incentive Plan (the “Plan”) to increase the number of shares of Class A common stock currently issuable under the Plan from 1,021,250 shares to 4,000,000 shares. The Share Increase Amendment has been approved by the Company’s Board of Directors. The full text of the 2017 Omnibus Equity Incentive Plan, as amended and restated to reflect the Share Increase Amendment, is attached as Appendix A to this proxy statement.

The Company is seeking to increase the number of shares under the Plan to 4,000,000 shares of Class A common stock in order to have a sufficient number of shares (and an appropriate buffer amount) to award to new employees as well as current employees who are eligible to receive equity awards as part of their compensation packages, as well as to support awards to attract, incentivize and retain highly qualified employees.

Our Board of Directors has approved, subject to stockholder ratification and approval, the Share Increase Amendment to increase the maximum number of shares of the Company’s Class A common stock reserved under the Plan from 1,021,250 shares to 4,000,000 shares. We have no equity compensation plans that were not approved by our stockholders.

The following table sets forth certain information about awards currently outstanding under the Plan:

2017 Omnibus Equity Incentive Plan	As of August 25, 2021
Total Stock Options Outstanding	656,105
Total Restricted Stock Awards Outstanding (unvested shares remaining)	300,000
Weighted-Average Exercise Price of Stock Options Outstanding	$7.4365
Weighted-Average Remaining Duration of Stock Options Outstanding	7.1 years
Total Shares Available for Grant under the Plan	65,145
Total Class A common stock Outstanding	14,980,127

The closing price of the Company’s Class A common stock on August 25, 2021 was $10.91 per share. The ratification and approval of the Share Increase Amendment is not anticipated to have any effect on the benefits to be received by the Company’s employees and officers under the Plan.

Vote Required for Approval and Recommendation of the Board of Directors

Ratification and approval of the Share Increase Amendment requires the approval of a majority of the votes cast on this proposal at the Annual Meeting where a quorum is present.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY’S 2017 OMNIBUS EQUITY INCENTIVE PLAN AS DESCRIBED HEREIN.

Summary of Material Features of the Plan

The 2017 Omnibus Equity Incentive Plan (the “Plan”) is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, FAT Brands and its subsidiaries. The purpose of the Plan is to help us attract, motivate and retain such persons and thereby enhance stockholder value. The Plan allows for management and the Board of Directors to award stock incentives to substantially all employees as a retention incentive and to ensure that employees’ compensation incentives are aligned with stock price appreciation.

Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the “Plan Committee”), consisting of persons who are each (i) “Outside Directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, (ii) “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or Non-Employee Directors, and (iii) “independent” for purposes of NASDAQ.

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Grant of Awards; Shares Available for Awards.

The Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares, restricted shares, restricted stock units, performance stock, performance units, stock appreciation rights (“SARs”), tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to key management employees, non-employee directors, and non-employee consultants of FAT Brands (each a “participant”) (however, solely FAT Brands employees are eligible for incentive stock option awards). We have reserved a total of 1,021,250 shares for issuance as or under awards to be made under the Plan. To the extent that an award (or portion of an award) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall be deemed not to have been issued for purposes of determining the maximum aggregate shares which may be issued under the Plan and shall again be available for the grant of a new award. However, shares that have actually been issued under the Plan will not be available for future issuance under the Plan, unless unvested shares are forfeited or repurchased by FAT Brands at the lower of their original purchase price or their fair market value at the time of repurchase.

The number of shares for which awards which are options or SARs may be granted to a participant under the Plan during any calendar year is limited to 50,000 shares. For purposes of qualifying awards as “performance-based” compensation under Code Section 162(m), the maximum amount of cash compensation that may be paid to any person under the Plan in any single calendar year is $1,000,000. Such amount would act as a limit on cash payments made under Performance Unit Awards or Performance Stock Awards, but would not apply to other types of awards, such as Restricted Stock Unit Awards or Options.

Stock Options. The term of each stock option will be as specified in the option agreement; provided, however, that except for stock options which are ISOs, granted to an employee who owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) more than 10% of the total combined voting power of all classes of shares of FAT Brands or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code (a “ten percent stockholder”), no option shall be exercisable after the expiration of ten (10) years from the date of its grant (five (5) years for an employee who is a ten percent stockholder). The price at which a share may be purchased upon exercise of a stock option shall be determined by the Plan Committee; provided, however, that such option price (i) shall not be less than the fair market value of an share on the date such stock option is granted, and (ii) shall be subject to adjustment as provided in the Plan. In addition, the Plan provides that an option agreement may allow the underlying stock option to be settled by the delivery of cash rather than shares, with a cash amount equal to the value of shares that would be deliverable to a participant under the “cashless exercise” procedure described in Section 7.4 of the Plan. The decision to deliver cash rather than shares will be made in the sole discretion of the Plan Committee.

Unrestricted Stock Awards. Pursuant to the terms of the applicable unrestricted stock award agreement, an unrestricted stock award is the award or sale of shares to employees, non-employee directors or non-employee consultants, which are not subject to transfer restrictions in consideration for past services rendered to FAT Brands or for other valid consideration.

Restricted Stock Awards. A restricted stock award is a grant or sale of shares to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter.

Restricted Stock Unit Awards. A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Plan Committee will set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a restricted stock unit will be entitled to receive a cash payment equal to the fair market value of a share, or one (1) share, as determined in the sole discretion of the Plan Committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements.

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Performance Stock Awards. A performance stock award provides for the distribution of shares (or cash equal to the fair market value of shares) to the holder upon the satisfaction of predetermined individual and/or FAT Brands goals or objectives. The Plan Committee will set forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or FAT Brands would be required to satisfy before the holder would become entitled to the receipt of shares (or cash equal to the fair market value of shares) pursuant to such holder’s performance stock award and the number of shares of shares subject to such performance stock award.

Performance Unit Awards. A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or FAT Brands (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the holder. The Plan Committee will set forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or FAT Brands would be required to satisfy before the holder would become entitled to payment, the number of units awarded to the holder and the dollar value assigned to each such unit. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance unit will be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or FAT Brands satisfies (or partially satisfies, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement.

Stock Appreciation Rights. A SAR provides the participant to whom it is granted the right to receive, upon its exercise, cash or shares equal to the excess of (A) the fair market value of the number of shares subject to the SAR on the date of exercise, over (B) the product of the number of shares subject to the SAR multiplied by the base value for the SAR, as determined by the Plan Committee or the Board of Directors. The Plan Committee will set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of an share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Plan Committee imposes on the SAR. No SAR will be exercisable after the expiration of ten (10) years from the date of grant. A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the shares under the related option. If the Plan Committee grants a SAR which is intended to be a tandem SAR, the tandem SAR will be granted at the same time as the related option and additional restrictions apply.

Distribution Equivalent Rights. A distribution equivalent right entitles the holder to receive bookkeeping credits, cash payments and/or share distributions equal in amount to the distributions that would be made to the holder had the holder held a specified number of shares during the period the holder held the distribution equivalent rights. The Plan Committee will set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares or is to be entitled to choose among such alternatives.

Recapitalization or Reorganization. Subject to certain restrictions, the Plan provides for the adjustment of shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares underlying an award theretofore granted, FAT Brands shall effect a subdivision or consolidation of our shares or the payment of a stock dividend on shares without receipt of consideration by FAT Brands.

Amendment and Termination. The Plan will continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it was originally adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors will have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that without a majority of our stockholders, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein.

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Certain U.S. Federal Income Tax Consequences of the Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares. This summary assumes that U.S. Participants will hold their shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or shares issued thereunder pursuant to the Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.

A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

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Summary Conclusion

Our Board of Directors is requesting this vote by the stockholders to approve the increase of the number of shares available for issuance under the Plan from 1,021,025 shares to 4,000,000 shares. If the stockholders do not approve the Share Increase Amendment, the Plan will continue in effect pursuant to its current terms and conditions, and we may continue to grant awards under the Plan, subject to its terms, conditions and limitations. The increase in shares reserved for issuance will be the only change to the Plan resulting from the stockholders’ approval of the Share Increase Amendment. Stockholders should carefully read this Proxy Statement in its entirety for more detailed information concerning the proposal to approve the Share Increase Amendment. Additionally, stockholders are directed to the full text of the Amended and Restated 2017 Omnibus Equity Incentive Plan, as amended and restated to reflect the Share Increase Amendment, which is attached as Appendix A to this proxy statement. Any summary or description of the Share Increase Amendment contained herein is qualified in its entirety by reference to Appendix A. Capitalized terms not otherwise defined in this proposal shall have the meaning ascribed to them in the Plan.

PROPOSAL NO. 3
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A resolution will be presented at the Annual Meeting to ratify the appointment by our Audit Committee of Baker Tilly US, LLP as our independent registered public accounting firm to examine our financial statements for the fiscal year ending December 26, 2021, and to perform other appropriate accounting services.

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 26, 2021.

On November 1, 2020, the Audit Committee of the Board of Directors engaged Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm, replacing Squar Milner LLP (“Squar Milner”), whose audit practice was combined with Baker Tilly on that date. Squar Milner was previously engaged as our independent registered public accounting firm on June 6, 2019 upon approval of the Audit Committee, due to the resignation of our prior accounting firm, Hutchinson and Bloodgood LLP (“Hutchinson”), upon its decision to cease audit and review work for publicly traded companies.

Prior to engaging each of Baker Tilly and Squar Milner, the Company did not consult with either firm regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by either firm on the Company’s financial statements, and neither firm provided any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Squar Milner on the Company’s financial statements for the fiscal year ended December 29, 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of independent registered public accounting firm of Hutchinson on the Company’s financial statements for the fiscal year ended December 30, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year fiscal ended December 29, 2019, and during the interim period from the end of the 2019 fiscal year through November 1, 2020, the date of resignation, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner would have caused it to make reference to such disagreement in its reports. During the fiscal year ended December 30, 2018, and during the interim period from the end of the 2018 fiscal year through June 3, 2019, the date of resignation, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Hutchinson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hutchinson would have caused it to make reference to such disagreement in its reports.

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The Audit Committee reviews the independence of our independent registered public accounting firm on an annual basis and has determined that Baker Tilly US, LLP is independent. In addition, the Audit Committee pre-approves all work and fees that are performed by our independent registered public accounting firm.

Representatives of Baker Tilly are expected to attend the Annual Meeting or be available by telephone conference to respond to appropriate questions and will have the opportunity to make a statement, if desired.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item will be required to ratify the appointment of Baker Tilly. The Board of Directors recommends a vote “FOR” the ratification of its appointment of Baker Tilly as our independent registered public accounting firm. If not otherwise specified, validly executed proxies will be voted “FOR” this proposal.

Audit Fees. Baker Tilly US, LLP, Los Angeles, California, currently serves as our independent registered public accounting firm. Squar Milner LLP, Los Angeles, California, served as our independent registered public accounting firm for the fiscal year ending December 29, 2019. The aggregate accounting fees for the years ended December 27, 2020 and December 29, 2019 are as follows (dollars in thousands):

	December 27, 2020	December 29, 2019
Audit fees	$329	$244
Audit related fees	$45	$55
Other fees	$-	$39

CORPORATE GOVERNANCE

Director Independence

The Board has determined that each of the directors, except Mr. Wiederhorn, is independent within the meaning of the applicable rules and regulations of the SEC and the director independence standards of The Nasdaq Stock Market, Inc. (“NASDAQ”), as currently in effect. Furthermore, the Board has determined that each of the members of each of the committees of the Board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ applicable to each such committee, as currently in effect.

Code of Ethics

The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The code of ethics applies to all of our directors, executive officers and employees. A copy of the code of ethics is available in on our website at https://ir.fatbrands.com/corporate-governance. We will disclose any amendments to, or waivers of, our code of ethics as it applies to certain persons by filing them in a current report on Form 8-K.

Communications with the Board

Correspondence from our stockholders to the Board of Directors or any individual directors or officers should be sent to our Secretary. Correspondence addressed to either the Board of Directors as a body, or to all of the directors in their entirety, will be sent to the Chairman of the Nominating and Corporate Governance Committee. Our Secretary will regularly provide to the Board of Directors a summary of all such stockholder correspondence that the Secretary receives on behalf of the Board of Directors. The Board of Directors has approved this process for stockholders to send communications to the Board.

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Board Meetings

During fiscal 2020, our Board of Directors held four regular meetings and 32 special meetings. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he serves. Each Board member is expected to attend our annual meetings of stockholders, either in person or telephonically. Due to the COVID-19 pandemic, one Board member attended our 2020 annual meeting in person and the others attended telephonically.

Board Committees

To assist it in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The following table sets forth the members of each committee as of December 27, 2020 and the number of meetings held by the Board and committees during fiscal 2020:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Edward H. Rensi	Chair	X	Chair	Chair
James Neuhauser	X	Chair	X	X
Squire Junger	X	X	X	X
Andrew A. Wiederhorn	X	-	-	-
Meetings held in 2020	36	6	1	1

The primary functions of each committee of the Board are described below:

Audit Committee

The Audit Committee is responsible for, among other matters:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
●	discussing with our independent registered public accounting firm their independence from management;
●	reviewing with our independent registered public accounting firm the scope and results of their audit;
●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and
●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our Board of Directors has determined that each member of the Audit Committee meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and NASDAQ rules. In addition, our Board of Directors has determined that each of Mr. Neuhauser and Mr. Junger qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

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The Board of Directors adopted a charter for the Audit Committee on October 19, 2017. A copy of the Audit Committee charter is available in the Corporate Governance section of our website at https://ir.fatbrands.com. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.

Audit Committee Report

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 27, 2020. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with Public Company Accounting Oversight Board standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the effectiveness of the design and operation of our disclosure controls and procedures and our internal controls.

The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee is satisfied that the internal control system is adequate and that we employ appropriate accounting and reporting procedures.

The Audit Committee has also discussed with our independent registered public accounting firm, Baker Tilly US, LLP, matters relating to their judgments about the quality, as well as the acceptability, of our accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications, that includes, among other items, matters related to the conduct of the audit of our financial statements. In addition, the Audit Committee has discussed with our accounting firms their independence from management and us, as well as the matters in the written disclosures received from the independent registered public accounting firm as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 27, 2020 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE:

James Neuhauser
Squire Junger
Edward Rensi

Compensation Committee

The Compensation Committee is responsible for assisting our Board of Directors in discharging its responsibilities relating to the compensation of our Chief Executive Officer, other executive officers and outside directors, as well as administering stock incentive plans. During the fiscal year ended December 27, 2020, there were no employee directors on the Compensation Committee and no Compensation Committee interlocks.

The Compensation Committee is responsible for the following, among other matters, as required from time to time:

●	reviewing and recommending to our board of directors the compensation of our Chief Executive Officer and other executive officers and the outside directors;
●	conducting a performance review of our Chief Executive Officer;
●	administering the Company’s incentive-compensation plans and equity-based plans as in effect or as adopted from time to time by the Board of Directors;
●	approving any new equity compensation plan or material change to an existing plan where stockholder approval has not been obtained;
●	reviewing our compensation policies; and
●	if required, preparing the report of the Compensation Committee for inclusion in our annual proxy statement.

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The Board of Directors has adopted a charter for the Compensation Committee on October 19, 2017. A copy of the Compensation Committee charter is available in the Corporate Governance section of our website at https://ir.fatbrands.com. The Compensation Committee reviews and reassesses the adequacy of the charter on an annual basis.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for the following, among other matters, as required from time to time:

●	identify qualified individuals to serve as members of the Company’s board of directors;
●	review the qualifications and performance of incumbent directors;
●	review and consider candidates who may be suggested by any director or executive officer or by any stockholder of the Company; and
●	review considerations relating to board composition, including size of the board, term, and the criteria for membership on the board.

The Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee on October 19, 2017. A copy of the Compensation Committee charter is available in the Corporate Governance section of our website at https://ir.fatbrands.com. The Nominating and Corporate Governance Committee reviews and reassesses the adequacy of the charter on an annual basis.

EXECUTIVE OFFICERS

Below is a list of the names and ages, as of August 25, 2021, of our executive officers and certain other key employees, and a description of the business experience of each of them.

Name	Age	Position
Andrew A. Wiederhorn	55	President and Chief Executive Officer, Director
Kenneth J. Kuick	52	Chief Financial Officer
Thayer D. Wiederhorn	33	Chief Marketing Officer
Taylor A. Wiederhorn	33	Chief Development Officer
Robert G. Rosen	55	Executive Vice President of Capital Markets
Allen Z. Sussman	56	Executive Vice President and General Counsel
Ron Roe	44	Senior Vice President of Finance

Andrew A. Wiederhorn has served as a director and President and Chief Executive Officer of FAT Brands Inc. since its formation. Mr. Wiederhorn also serves as President and Chief Executive Officer of all of our operating subsidiaries. He also served as the Chairman of the Board of Directors and Chief Executive Officer of Fog Cutter Capital Group Inc. since its formation in 1997. Mr. Wiederhorn previously founded and served as the Chairman of the Board of Directors and Chief Executive Officer of Wilshire Financial Services Group Inc. and Wilshire Credit Corporation. Mr. Wiederhorn received his B.S. degree in Business Administration from the University of Southern California in 1987, with an emphasis in Finance and Entrepreneurship. He previously served on the Board of Directors of Fabricated Metals, Inc., The Boy Scouts of America Cascade Pacific Council, The Boys and Girls Aid Society of Oregon, University of Southern California Associates, Citizens Crime Commission of Oregon, and Economic Development Council for the City of Beverly Hills Chamber of Commerce. Mr. Wiederhorn was featured as the Fatburger CEO on the CBS television program “Undercover Boss” in 2013.

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Kenneth J. Kuick has served as our Chief Financial Officer since May 31, 2021. Prior to joining the Company, Mr. Kuick served as Chief Financial Officer of Noodles & Company, a national fast-casual restaurant concept, from November 2018 to August 2020, where he was responsible for leading the Company’s finance, accounting and supply chain operations. Prior to that, Mr. Kuick served as Chief Accounting Officer of VICI Properties Inc., a real estate investment trust specializing in casino properties, from October 2017 to August 2018, where he was responsible for accounting, consolidated financial operations, capital markets transactions, treasury, internal audit, tax and external reporting. Prior to that, Mr. Kuick served as Chief Accounting Officer of Caesars Entertainment Operating Company, a subsidiary of Caesars Entertainment Corporation, and as Vice President, Assistant Controller for Caesars Entertainment Corporation. Mr. Kuick is a Certified Public Accountant and earned his Bachelor of Science degree in Accounting and Business Systems from Taylor University.

Thayer Wiederhorn has served as our Chief Marketing Officer since March 2017 where he oversees global branding and marketing for over 700 franchise-owned restaurants. Mr. Wiederhorn served as Vice President - Marketing of Fatburger North America Inc. and Buffalo’s Franchise Concepts Inc. From June 2012 through March 2017 and as Director of Marketing of Fatburger North America Inc. from July 2011 through June 2012. Additionally, he served as Marketing Coordinator from April 2011 through June 2011 and Brand Development Agent from October 2010 through April 2011. Mr. Wiederhorn started his career working in Fatburger restaurants and food-trucks. Mr. Wiederhorn received his Bachelor of Science degree in Business Administration, with an emphasis in Finance Business Economics, from the University of Southern California.

Taylor Wiederhorn has served as our Chief Development Officer since October 2017. Previously, Mr. Wiederhorn served as Vice President - Franchise Marketing and Development for Fatburger North America from September 2011 until October 2017. Mr. Wiederhorn graduated from the USC Marshall School of Business with a Bachelor of Science degree in Business Administration with a concentration in corporate Finance.

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Robert G. Rosen has served as our Executive Vice President of Capital Markets since April 2021. Prior to joining the company, he had been the Managing Member of Kodiak Financial Group LLC since 2004. Kodiak invests in credit classes of ABS and MBS securities, purchases individual real estate loans and portfolios, purchases and manages real estate developments and invests in private equity transactions as well as venture capital transactions. Mr. Rosen began his career in commercial banking, focusing on direct lending for Fleet Bank (then Fleet Norstar Bank) in Albany NY after completing their extensive management training program. This was followed in 1990 by a career on Wall Street, working for Bankers Trust (now Deutsche Bank) and Kidder Peabody in structured finance and investment banking focusing primarily on credit derivatives including securitizations, asset-based lending as well as financing and banking commercial banks and other originators of securitizable assets. After Kidder, Mr. Rosen joined Black Diamond Advisors and Black Diamond Securities (and ultimately Black Diamond Capital Management). He served as a Director and FINOP of the Black Diamond entities, with a continued focus on structured finance transactions and credit as well as portfolio management (banking, sales and trading) and servicing. Mr. Rosen continued his career at Bank of Tokyo Mitsubishi and several buy side firms. He continues to be a long-term consultant to Black Diamond Capital Management and serves on multiple advisory boards and committees of Black Diamond. Mr. Rosen holds an MBA and a BA degree from Union College in Managerial Economics.

Allen Z. Sussman has served as our General Counsel and Executive Vice President for Corporate Development since March 2021. Prior to that time, Mr. Sussman was a partner at the law firm of Loeb & Loeb LLP in Los Angeles, California, specializing in corporate and securities law, and served as our primary outside corporate and securities counsel. Prior to private practice, in the early 1990s Mr. Sussman served as an attorney with the Division of Enforcement of the U.S. Securities and Exchange Commission in Washington, DC. Mr. Sussman holds a B.S. degree in Industrial and Labor Relations from Cornell University and a J.D. degree from Boston University School of Law.

Ron Roe currently serves as our Senior Vice President of Finance. Prior to August 16, 2018, Mr. Roe served as our Chief Financial Officer since 2009 and served as our Vice President of Finance from 2007 to 2009. Prior to 2007, Mr. Roe was an acquisitions associate for Fog Cutter Capital Group Inc. He began his career as an investment banking analyst with Piper Jaffray. Mr. Roe attended UC Berkeley, where he earned a Bachelor of Arts degree in Economics.

Delinquent Section 16(a) Reports

Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us for the year ended December 27, 2020, our directors, officers, or beneficial owners of more than 10% of our common stock timely furnished reports on all Forms 3, 4 and 5, except that (i) Squire Junger filed three late Form 4s, two with one transaction and one with two transactions; (ii) Silvia Kessel filed one late Form 4s, with one transaction (iii) James Neuhauser filed three late Form 4s, two with one transaction and one with two transactions; and (iv) Andy Wiederhorn filed two late Form 4 with one with two transactions and one with four transactions.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation for the years ended December 27, 2020 and December 29, 2019 awarded to, earned by, or paid to our principal executive officer, our principal financial officer serving during 2020, and our two other most highly compensated executive officers. We refer to the individuals included in the Summary Compensation Table as our “named executive officers.”

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Option Awards (2)	Total
Andrew A. Wiederhorn,	2020	$400,000	$-	$5,548	$405,548
Chief Executive Officer	2019	$400,000	$-	$13,863	$413,863

Rebecca D. Hershinger,	2020	$300,000	$-	$5,457	$305,457
Chief Financial Officer, Former (3)	2019	$256,731	$21,635	$12,230	$290,596

Donald J. Berchtold,	2020	$400,000	$-	$5,548	$405,548
EVP – Chief Concept Officer	2019	$400,000	$-	$13,863	$413,863

Gregg Nettleton,	2020	$350,000	$-	$5,548	$355,548
President and COO, Casual Dining Division	2019	$300,000	$-	$13,863	$313,863

Explanatory Notes:

(1) Reflects the dollar amount recognized for financial statement reporting purposes for salary paid or accrued on behalf of the named executive officers for the fiscal years ended December 27, 2020 and December 29, 2019.

(2) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 27, 2020 and December 29, 2019, in accordance with ASC 718 of awards pursuant to the Stock Option Plan. Assumptions used in the calculation of this amount for fiscal year ended December 27, 2020 are included in footnote 15 to the Company’s audited consolidated financial statements for the fiscal year ended December 27, 2020, included in Part IV of this Annual Report on Form 10-K.

(3) Ms. Hershinger was replaced as Chief Financial Officer effective May 13, 2021.

Executive Employment Agreements

There are no written employment agreements between the Company and any of its employees.

Outstanding Equity Awards at Fiscal 2020 Year End

The following table summarizes the outstanding equity award holdings of our named executive officers as of December 27, 2020.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price($)	Option Expiration Date
Andrew A.	15,318	-	-	$11.75	10/19/2027
Wiederhorn, Chief Executive Officer	10,212	5,106	-	$5.28	12/10/2028
Rebecca D.	17,021	8,511	-	$7.83	7/30/2028
Hershinger, Chief Financial Officer, Former	10,212	5,106	-	$5.28	12/10/2028
Donald J.	15,318	-	-	$11.75	10/19/2027
Berchtold, EVP – Chief Concept Officer	10,212	5,106	-	$5.28	12/10/2028
Gregg Nettleton,	15,318	-	-	$11.75	10/19/2027
President and COO, Casual Dining Division	10,212	5,106	-	$5.28	12/10/2028

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Option Exercises and Stock Vested

None of the named executive officers acquired shares of the Company’s stock through exercise of options during the year ended December 27, 2020.

Retirement Plans

We sponsor a 401(k) retirement plan that is available to all of our employees. Participants may make tax deferred contributions to the plan. We do not currently match any portion of employee contributions to the plan.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in various health and welfare plans maintained by us, including:

●	medical, dental and vision group insurance programs;
●	medical and dependent care flexible spending accounts; and
●	group life insurance programs.

Our named executive officers participate in these plans on the same basis as other eligible employees. We do not maintain any supplemental health and welfare plans for our named executive officers. We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, the Company considers the significant amount of time that our directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board of directors.

Effective with our initial public offering on October 20, 2017, we paid each non-employee director serving on our Board of Directors $40,000 in annual cash compensation, plus an annual equity award of stock options to acquire 15,000 shares of common stock, subject to adjustments for stock splits. To the extent that any non-employee director serves on one or more committees of our Board of Directors, we paid an additional $20,000 in cash compensation annually. Beginning in August 2020, the amount of annual cash compensation payable to non-employee directors was increased retroactively to January 1, 2020, to $80,000 and an additional $40,000 in annual cash compensation for service on committees, plus an annual equity award of stock options to acquire 30,636 shares of common stock. The stock options issued to directors are awarded under our 2017 Omnibus Equity Incentive Plan. The non-employee director compensation policy may be amended, modified or terminated at any time by our Board of Directors or Compensation Committee.

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At various times upon the quarterly payment dates of the cash component of director compensation, the Board has allowed each independent director to elect to receive his or her cash compensation in the form of common stock of the Company at market value at the time the election is made. Under such arrangement, during fiscal 2020 and 2019, the independent directors elected to acquire an aggregate of 65,965 shares of common stock in 2020 at a weighted average price per share of $3.640, and an aggregate of 68,334 shares of common stock in 2019 at a weighted average price per share of $5.27.

The terms of the equity award described above are set forth in the 2017 Omnibus Equity Incentive Plan (the “Plan”). The Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, FAT Brands and its subsidiaries. The Plan provides for a maximum of 1,021,250 shares available for grant, as adjusted for the impact of the February 28, 2019 stock dividend. The Plan is administered by the Compensation Committee of the Board of Directors.

The non-employee director compensation policy (including the compensation described above) may be amended, modified or terminated by our Board of Directors at any time in its sole discretion.

The following table sets forth a summary of the compensation we paid or accrued to our non-employee directors during 2020 and 2019:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Total ($)

Edward H. Rensi	2020	$120,000	$—	$15,185	$135,185
Marc L. Holtzman (1)	2020	$15,000	$—	$4,116	$19,116
Squire Junger	2020	$120,000	$—	$15,185	$135,185
Silvia Kessel (1)	2020	$15,000	$—	$3,293	$18,293
Jeff Lotman (1)	2020	$—	$—	$988	$988
James Neuhauser	2020	$120,000	$—	$15,185	$135,185

Explanatory Notes:

(1)	Mr. Holtzman served on the Board until May 25, 2020, at which point 30,636 of his unvested stock options expired. Ms. Kessel served on the Board until May 7, 2020, at which point 30,636 of her unvested stock options expired. Mr. Lotman served on the Board until February 4, 2020, at which point 30,636 of his unvested stock options expired.

(2)	Reflects the dollar amount of awards pursuant to the Plan recognized for financial statement reporting purposes. During 2020, directors Rensi, Neuhauser and Junger were each granted options to purchase 30,636 shares of common stock with an aggregate grant date fair value of $51,000.

PRINCIPAL STOCKHOLDERS

Common Stock

The following table sets forth information, as of August 25, 2021, with respect to the beneficial ownership of our Class A common stock and our Class B common stock by:

●	each person known by us to beneficially own more than 5% of our Class A common stock or Class B common stock;
●	each of our directors;
●	each of our named executive officers; and
●	all of our executive officers and directors as a group.

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The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting power (if applicable) or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power (if applicable) or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of the effective date of the disclosure, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, California 90212. Each of the stockholders listed below has sole voting power (if applicable) and sole investment power with respect to the shares beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

As of August 25, 2021, there were issued and outstanding 14,980,127 shares of Class A common stock and 1,270,683 shares of Class B common stock.

	Class A Common Stock Beneficially Owned			Class B Common Stock Beneficially Owned		% of Total Voting
Name of beneficial owner	Shares		%	Shares	%	Power†
Greater than 5% Stockholders
Fog Cutter Holdings LLC	7,033,297	(1)	46.9	701,414	55.2	55.2
LS Global Franchise L.P.	2,259,594	(2)	15.1	0	*	*
ADW Capital Partners, L.P.	739,323	(3)	4.9	73,932	5.8	5.8
Gregory Fortunoff and certain persons	843,430	(4)	5.6	49,596	3.9	3.9
Named Executive Officers and Directors
Andrew A. Wiederhorn	7,202,159	(5)	47.6	703,597	55.4	55.3
Rebecca D. Hershinger	40,849	(6)	*	0	*	*
Donald J. Berchtold	228,621	(7)	1.5	20,309	1.6	1.6
Gregg Nettleton	25,620	(7)	*	9	*	*
Squire Junger	162,200	(8)	1.1	10,654	*	*
James Neuhauser	138,673	(9)	*	8,803	*	*
Edward Rensi	64,178	(10)	*	3,354	*	*
All directors and executive officers as a group (eleven persons)	8,410,902	(11)	57.7	794,979	62.6	62.5

†	Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting as a single class, beneficially owned by the holder. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to 2,000 votes per share.
*	Represents beneficial ownership of less than 1% of the class.
(1)	Includes warrants to purchase 19,148 shares of Class A common stock.
(2)	The Chief Executive Officer of LS Global Franchise L.P. is Michael Serruya, and its address is 210 Shields Court, Markham, Ontario, Canada L3R8V2.
(3)	Based on a Schedule 13G filed on February 16, 2021 by and on behalf of each of ADW Capital Partners, L.P., ADW Capital Management, LLC and Adam D. Wyden, with an address at 1261 99th St., Bay Harbor Islands, FL 33154. ADW Capital Management, LLC is the general partner and investment manager of, and may be deemed to beneficially own securities owned by, ADW Capital Partners, L.P. Mr. Wyden is the sole manager of, and may be deemed to beneficially own securities owned by, ADW Capital Management, LLC.
(4)

Includes warrants to purchase 167,435 shares of Class A common stock. Based in part on a Schedule 13D/A filed jointly on September 3, 2021 by Gregory Fortunoff, Scott Fortunoff, Laurie Fortunoff, Jill Gerstenblatt and Darren Gerstenblatt, with an address at 49 West 37th Street, New York, NY 10018. Each such person expressly disclaims beneficial ownership for all purposes of the shares of shares beneficially owned by each other person.

(5)	Includes shares and warrants held by Fog Cutter Holdings, LLC. Mr. Wiederhorn shares voting and dispositive power over such shares and warrants but disclaims beneficial ownership except to the extent of his pecuniary interest therein. Mr. Wiederhorn also beneficially holds directly 168,862 shares of Class A common stock, comprised of 23,332 shares of Class A common stock, options to purchase an additional 25,530 shares of Class A common stock that have vested or will vest within 60 days of the effective date of the disclosure, and warrants that are exercisable for an additional 120,000 shares of Class A common stock, including warrants for 100,000 shares owned by Mr. Wiederhorn’s spouse, to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein. Does not include unvested options to purchase an additional 5,106 shares of Class A common stock.

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(6)	Represents an award of options to purchase 40,849 shares of Class A common stock which are fully vested.
(7)	Includes options to purchase 25,530 shares of Class A common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include unvested options to purchase an additional 5,106 shares of Class A common stock.
(8)	Includes options to purchase 30,636 shares of Class A common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include unvested options to purchase an additional 45,954 shares of Class A common stock. Includes warrants to purchase 25,000 shares of Class A common stock.
(9)	Includes options to purchase 30,636 shares of Class A common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include unvested options to purchase an additional 45,954 shares of Class A common stock. Includes warrants to purchase 20,000 shares of Class A common stock
(10)	Includes options to purchase 30,636 shares of Class A common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include unvested options to purchase an additional 45,954 shares of Class A common stock.
(11)	Includes aggregate options to purchase 168,498 shares of Class A common stock that have vested or will vest within 60 days of the effective date of the disclosure. Does not include aggregate unvested options to purchase an additional 153,180 shares of Class A common stock. Includes warrants to purchase 184,148 shares of Class A common stock, 100,000 of which are owned by Mr. Wiederhorn’s spouse, to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein.

Preferred Stock

The following table sets forth information, as of August 25, 2021, with respect to the beneficial ownership of our non-voting Series B Cumulative Preferred Stock (the “Series B Preferred Stock”) by each of our directors, each of our named executive officers, and all of our executive officers and directors as a group. As of August 25, 2021, there were issued and outstanding 5,210,716 shares of Series B Preferred Stock.

	Series B Preferred Stock Beneficially Owned
Name of beneficial owner	Shares		%
Named Executive Officers and Directors
Andrew A. Wiederhorn	105,429	(1)	2.0
Rebecca D. Hershinger	0		*
Donald J. Berchtold	0		*
Gregg Nettleton	0		*
Squire Junger	23,333		*
James Neuhauser	14,685		*
Edward Rensi	7,781		*
All directors and executive officers as a group (eleven persons)	151,228		2.9

*	Represents beneficial ownership of less than 1% of the class.
(1)	Includes shares of Series B Preferred Stock held by Fog Cutter Holdings, LLC. Mr. Wiederhorn shares voting and dispositive power over such shares but disclaims beneficial ownership except to the extent of his pecuniary interest therein. Includes 20,000 shares of the Company’s Series B Preferred Stock owned by Mr. Wiederhorn’s spouse, to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable Related Person Transactions

Other than the transactions described, since the beginning of our 2020 fiscal year, which began on December 30, 2019, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

●	in which the amount involved exceeds $120,000; and
●	in which any director, executive officer, stockholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Merger with Fog Cutter Capital Group Inc. – On December 10, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fog Cutter Capital Group Inc. (“FCCG”), Fog Cutter Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), and Fog Cutter Holdings, LLC, a Delaware limited liability company (“Holdings”). Pursuant to the Merger Agreement, FCCG agreed to merge with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of the Company (the “Merger”). Upon closing of the Merger, the former stockholders of FCCG became direct stockholders of the Company who held, in the aggregate, 9,679,288 shares of the Company’s common stock (the same number of shares of common stock held by FCCG immediately prior to the Merger) and received certain limited registration rights with respect to the shares received in the Merger. As a result of the Merger, FCCG’s wholly owned subsidiaries, Homestyle Dining, LLC, Fog Cap Development LLC, Fog Cap Acceptance Inc. and BC Canyon LLC, became indirect wholly owned subsidiaries of the Company. In connection with the Merger, the Company declared a special stock dividend (the “Special Dividend”) payable to holders of our Common Stock, other than FCCG, on the record date consisting of 0.2319998077 shares of Series B Preferred Stock for each outstanding share of Common Stock held by such stockholders, with the value of any fractional shares of Series B Preferred Stock to be paid in cash. FCCG did not receive any portion of the Special Dividend, which had a record date of December 21, 2020 and payment date of December 23, 2020. The Special Dividend was intended to reflect consideration for the potential financial impact of the Merger on the common stockholders other than FCCG, including the assumption of certain debts and obligations of FCCG by the Company by virtue of the Merger.

Issuance of Series B Preferred Stock – In connection with our public offering of Series B Preferred Stock, on July 13, 2020 we exchanged 15,000 shares of Series A Fixed Rate Cumulative Preferred Stock (“Series A Preferred Stock”) then held by FCCG at face value ($100.00 per share) for 60,000 shares of Series B Preferred Stock, and exchanged $361,224 in accrued dividends due to FCCG under the Series A Preferred Stock for an additional 14,449 shares of Series B Preferred Stock.

Tax Sharing Agreement – Effective upon our initial public offering in October 2017, we entered into a Tax Sharing Agreement with FCCG that provides that FCCG would, to the extent permitted by applicable law, file consolidated federal and state income tax returns with the Company and its subsidiaries. Under the Tax Sharing Agreement, the Company would pay FCCG the amount that its current tax liability would have been had it filed a separate return. During the fiscal year ended December 27, 2020, the Company recorded a receivable from FCCG in the amount of $158,000 under the Tax Sharing Agreement, which was added to the intercompany receivable. The Tax Sharing Agreement was terminated upon our Merger with FCCG in December 2020.

Due From Affiliates – On April 24, 2020, we entered into an Intercompany Revolving Credit Agreement with FCCG (the “Intercompany Agreement”). The Company had previously extended credit to FCCG pursuant to an Intercompany Promissory Note (the “Original Note”), dated October 20, 2017, with an initial principal balance of $11,906,000. Subsequent to the issuance of the Original Note, the Company and certain of its direct or indirect subsidiaries made additional intercompany advances. Pursuant to the Intercompany Agreement, the revolving credit facility was subject to an interest at a rate of 10% per annum, had a five-year term with no prepayment penalties, and had a maximum capacity of $35,000,000. All additional borrowings under the Intercompany Agreement were subject to the approval of the Board of Directors, in advance, on a quarterly basis and were subject to other conditions as set forth by the Company. The initial balance under the Intercompany Agreement totaled $21,067,000 including the balance of the Original Note, borrowings subsequent to the Original Note, accrued and unpaid interest income, and other adjustments through December 29, 2019. The Intercompany Agreement was terminated and intercompany balances were eliminated in consolidation upon our Merger with FCCG in December 2020.

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Family Relationships – The following family members of Andrew Wiederhorn and Donald Berchtold are employed by the Company in the capacities indicated below:

●	Thayer Wiederhorn, son of Andrew Wiederhorn, serves as Chief Marketing Officer of the Company. During fiscal 2020, Thayer Wiederhorn received total cash compensation from the Company of approximately $300,000, participated in the general welfare and benefit plans of the Company and vested in stock options to purchase 10,212 shares of the Company’s common stock granted in previous years. Andrew Wiederhorn does not have a material interest in Thayer Wiederhorn’s compensation, nor do they share a household.

●	Taylor Wiederhorn, son of Andrew Wiederhorn, serves as Chief Development Officer of the Company. During fiscal 2020, Taylor Wiederhorn received total cash compensation from the Company of approximately $300,000, participated in the general welfare and benefit plans of the Company and vested in stock options to purchase 10,212 shares of the Company’s common stock granted in previous years. Andrew Wiederhorn does not have a material interest in Taylor Wiederhorn’s compensation, nor do they share a household.

●	Mason Wiederhorn, son of Andrew Wiederhorn, serves as Creative Director of the Company. During fiscal 2020, Mason Wiederhorn received total cash compensation from the Company of approximately $250,000, participated in the general welfare and benefit plans of the Company and vested in stock options to purchase 10,212 shares of the Company’s common stock granted in previous years. Andrew Wiederhorn does not have a material interest in Mason Wiederhorn’s compensation, nor do they share a household.

●	Jacob Berchtold, son of Donald Berchtold, serves as COO, Fast Casual Division, of the Company. During fiscal 2020, Jacob Berchtold received total cash compensation from the Company of approximately $200,000, participated in the general welfare and benefit plans of the Company and vested in stock options to purchase 10,212 shares of the Company’s common stock granted in previous years. Donald Berchtold does not have a material interest in Jacob Berchtold’s compensation, nor do they share a household.

OTHER BUSINESS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

THIS DEFINITIVE PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2020, WHICH CONTAINS INFORMATION ON OPERATIONS AND OUR AUDITED FINANCIAL STATEMENTS. COPIES OF THESE REPORTS HAVE BEEN MAILED TO STOCKHOLDERS OF RECORD TOGETHER WITH THE PROXY STATEMENT. COPIES ARE ALSO AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD-FAITH REPRESENTATION THAT SUCH REQUESTOR WAS A BENEFICIAL OWNER OF OUR CLASS A COMMON STOCK OR CLASS B COMMON STOCK AS OF AUGUST 25, 2021. PLEASE WRITE TO:

FAT BRANDS INC.
9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

Attention: Corporate Secretary

Copies may also be obtained without charge through our website at http://ir.fatbrands.com/financial-information/annual-reports.

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STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Under SEC Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2022 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than 120 days before the anniversary of the date of this proxy statement, or May 12, 2022, and meet the other requirements of the SEC in effect at that time. However, if the date of our 2022 Annual Meeting changes by more than 30 days from the anniversary of the date on which our 2021 Annual Meeting of Stockholders is held, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2022 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, and the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer. The Secretary of the Company must receive timely stockholder proposals or nominations in writing at the principal executive offices of the Company at FAT Brands Inc., 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, Attention: Corporate Secretary.

Stockholders wishing to make a director nomination or bring a proposal to be considered at the 2022 Annual Meeting of Stockholders (but not include it in the Company’s proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company indicated above not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the 2021 Annual Meeting of Stockholders, or between June 21, 2022 and July 21, 2022, provided that if the date of the 2022 Annual Meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the 2021 Annual Meeting, or if no Annual Meeting is held in 2021, notice must be delivered not earlier than one hundred and twenty (120) days prior to the 2022 Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the 2022 Annual Meeting and the tenth (10th) day following the day on which public announcement of the date of the 2022 Annual Meeting is first made. Any matter so submitted must comply with the other provisions of the Company’s Amended and Restated Bylaws and be submitted in writing to the Secretary at the corporate offices of the Company indicated above.

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APPENDIX A

FAT BRANDS INC.

AMENDED AND RESTATED 2017 OMNIBUS EQUITY INCENTIVE PLAN

All references to “Shares” and “Stock” in this Amended and Restated 2017 Omnibus Equity Incentive Plan have been changed to reflect the reclassification of the Company’s common stock as Class A common stock, effective August 16, 2021.

Article I

PURPOSE

The purpose of this FAT Brands Inc. 2017 Omnibus Equity Incentive Plan (the “Plan”) is to benefit FAT Brands Inc., a Delaware corporation (the “Company”) and its stockholders by assisting the Company and its Affiliates to attract, retain and provide incentives to key employees, officers, directors and consultants, and to align the interests of such service providers with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Distribution Equivalent Rights or any combination of the foregoing.

Article II

DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1 “Acceleration Conditions” shall have the meaning given to such term in Section 4.3.

2.2 “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.3 “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Distribution Equivalent Right or Unrestricted Stock Award.

2.4 “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.5 “Board” shall mean the Board of Directors of the Company.

2.6 “Base Value” shall have the meaning given to such term in Section 14.3.

A-1

2.7 “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

2.8 “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a) Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;

(c) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d) The approval by the holders of shares of Shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before;

A-2

(e) Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition); or

(f) Any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Committee determines shall not be a Change of Control.

2.9 “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.10 “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.

2.11 “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.12 “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.13 “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.14 “Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the period the Holder held the Distribution Equivalent Right.

2.15 “Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

2.16 “Effective Date” shall have the meaning given to such term in Article III.

A-3

2.17 “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.18 “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the NASDAQ Stock Market (“NASDAQ”), as reported by NASDAQ, or such other domestic or foreign national securities exchange on which the Shares may be listed. If the Shares are not listed on NASDAQ or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date. If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.20 “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.21 “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.22 “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.23 “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.24 “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.25 “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

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2.26 “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

2.27 “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

2.28 “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate.

2.29 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

2.30 “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Holder.

2.31 “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.32 “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.33 “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.34 “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

2.35 “Plan” shall mean this FAT Brands Inc. 2017 Omnibus Equity Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

2.36 “Qualified Performance-Based Award” shall mean an Award that is intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

2.37 “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.

2.38 “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.39 “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

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2.40 “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.41 “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.42 “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.43 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.44 “Shares” or “Stock” shall mean the Class A common stock of the Company, par value $0.0001 per share.

2.45 “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

2.46 “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

2.47 “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Shares under the related Option, all as set forth in Article XIV.

2.48 “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.49 “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

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2.50 “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

2.51 “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.52 “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

2.53 “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

Article III

EFFECTIVE DATE OF PLAN

The Plan has been adopted by the Board and approved by the stockholders of the Company as of September 30, 2017 (the “Effective Date”).

Article IV

ADMINISTRATION

4.1 Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall consist solely of two (2) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 (“Non-Employee Directors”) and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

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4.2 Powers. Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

4.3 Limited Power to Accelerate. Notwithstanding anything to the contrary contained herein, the Committee shall not have the power to accelerate vesting of outstanding Awards on a discretionary basis, except (a) upon the death or disability of the Holder, (b) under the conditions set forth in Article XVI, or (c) where such acceleration is provided as severance upon Termination of Service of the Holder, based on cash flow needs of the Company as determined by the Committee (the “Acceleration Conditions”).

4.4 Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

4.5 Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

Article V

SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1 Authorized Shares and Award Limits.

(a) Share Reserve. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. The maximum aggregate number of Shares which may be issued pursuant to all Awards may not exceed Four Million (4,000,000) (subject to adjustment in the same manner provided in Article XV with respect to Shares subject to Awards then outstanding) (the “Share Reserve”).

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(b) Share Counting. For purposes of counting the number of Shares available under the Share Reserve:

(i) Any Shares covered by an Award or portion of an Award which lapses, is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of the Share Reserve, and shall be credited back to the Share Reserve in the same amount that such Award was originally debited against the Share Reserve.

(ii) The following Shares shall be debited against the Share Reserve and not be available for the grant of Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of a Stock Appreciation Right or Option, (ii) Shares used to pay the exercise price or withholding taxes related to an Award, or (iii) Shares repurchased on the open market with the proceeds from the exercise of any Option.

(c) Incentive Stock Options. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options shall be the full Share Reserve.

(d) Section 162(m). The maximum number of Shares subject to Awards that may be granted to any one person during any calendar year shall be Fifty Thousand (50,000) Shares (subject to adjustment in the same manner provided in Article XV with respect to Shares subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with Share-based Awards to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code, any Shares subject to Options or Stock Appreciation Rights that are canceled or re-priced.

(e) Adjustment Upon Restatement. The Committee may, in its complete and sole discretion, make retroactive adjustments to and the Holder shall reimburse to the Company any cash or equity based incentive compensation paid to the Holder where such compensation was predicated upon achieving certain financial results that were substantially the subject of a restatement of the Company’s financial statements or any portion thereof, and as a result of the restatement it is determined that the Holder otherwise would not have been paid such compensation, regardless of whether or not the restatement resulted from the Holder’s misconduct. In each such instance, the Company will, to the extent practicable, seek to recover the amount by which the Holder’s cash or equity based incentive compensation for the relevant period exceeded the lower payment that would have been made based on the restated financial results.

5.2 Types of Shares . The Shares to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

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Article VI

ELIGIBILITY AND TERMINATION OF SERVICE

6.1 Eligibility. Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2 Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

(a) The Holder’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:

(i) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(ii) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(iii) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which time period may not extend beyond the expiration date of the Award term.

(b) In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs. Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

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6.3 Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4 Termination of Service for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination of Service for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.

Article VII

OPTIONS

7.1 Option Period. The term of each Option shall be as specified in the Option Agreement; provided, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2 Exercise of Option; Settlement in Cash. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement. In the sole discretion of the Committee, an Option Agreement may provide that the underlying Option may be settled by the delivery of cash rather than delivery of Shares, with a cash amount equal to the value of Shares that would be deliverable to the Holder under the “cashless exercise” procedure described in Section 7.4.

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7.3 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the Effective Date. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

7.4 Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) accelerated vesting of Options that comply with the Acceleration Conditions, (ii) tax matters (except that provisions requiring additional withholding tax “gross-up” payments to Holders to meet excise taxes or other additional income tax liability shall be prohibited) and (iii) any other matters not inconsistent with the other terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

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7.5 Option Price and Payment. The price at which an Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of an Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

7.6 Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7 Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

7.8 Prohibition Against Re-Pricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options previously granted.

Article VIII

RESTRICTED STOCK AWARDS

8.1 Award. A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

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8.2 Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Company shall cause the Shares to be issued in the name of Holder, either by book-entry registration or issuance of one or more stock certificates evidencing the Shares, which Shares or certificates shall be held by the Company or the stock transfer agent or brokerage service selected by the Company to provide services for the Plan. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order, and if any certificate is issued, such certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares. After any Shares vest, the Company shall deliver the vested Shares, in book-entry or certificated form in the Company’s sole discretion, registered in the name of Holder or his or her legal representatives, beneficiaries or heirs, as the case may be, less any Shares withheld to pay withholding taxes. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) accelerated vesting of Restricted Stock that comply with the Acceleration Conditions, (ii) tax matters (except that provisions requiring additional withholding tax “gross-up” payments to Holders to meet excise taxes or other additional income tax liability shall be prohibited) and (iii) any other matters not inconsistent with the other terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.

8.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Article IX

UNRESTRICTED STOCK AWARDS

9.1 Award. Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

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9.2 Terms and Conditions. At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3 Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

Article X

RESTRICTED STOCK UNIT AWARDS

10.1 Award. A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.

10.2 Terms and Conditions. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement that are not inconsistent with the other terms and provisions of the Plan. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

10.3 Distributions of Shares. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

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Article XI
PERFORMANCE UNIT AWARDS

11.1 Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.

11.2 Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards that are not inconsistent with the other terms and provisions of the Plan. The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3 Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. If necessary to satisfy the requirements of Code Section 162(m), if applicable, the achievement of such Performance Goals shall be certified in writing by the Committee prior to any payment. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Article XII

PERFORMANCE STOCK AWARDS

12.1 Award. A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 11.3.

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12.2 Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such Performance Goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards that are not inconsistent with the other terms and provisions of the Plan. The terms and conditions of the respective Performance Stock Agreements need not be identical.

12.3 Distributions of Shares. The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement. If necessary to satisfy the requirements of Code Section 162(m), if applicable, the achievement of such Performance Goals shall be certified in writing by the Committee prior to any payment. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Article XIII

DISTRIBUTION EQUIVALENT RIGHTS

13.1 Award. A Distribution Equivalent Right shall entitle the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the specified period of the Award.

13.2 Terms and Conditions. At the time any Award is made under this Article XIII, the Company and the Holder shall enter into a Distribution Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate that are not inconsistent with the other terms and provisions of the Plan. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in Shares, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option or a SAR), whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

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13.3 Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

Article XIV

STOCK APPRECIATION RIGHTS

14.1 Award. A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

14.2 Limitations on Exercise; Minimum Vesting Period. A Stock Appreciation Right shall vest and become exercisable in whole or in such installments and at such times as specified in the Stock Appreciation Right Agreement.

14.3 Terms and Conditions. At the time any Award is made under this Article XIV, the Company and the Holder shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate that are not inconsistent with the other terms and provisions of the Plan. The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of an Share on the date of grant of the Stock Appreciation Right, (ii) the number of Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of the portion of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

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(a) The excess of (i) the Fair Market Value of an Share on the date of exercise, over (ii) the Base Value, multiplied by,

(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.

14.4 Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the per Share exercise price under the related Option;

(b) The Tandem Stock Appreciation Right may be exercised for all or part of the Shares which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);

(c) The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Share exercise price under the related Option and the Fair Market Value of the Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Shares with respect to which the Tandem Stock Appreciation Right is exercised; and

(e) The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Shares subject to the related Option exceeds the per Share exercise price under the related Option.

14.5 Prohibition Against Re-Pricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Stock Appreciation Rights previously granted.

Article XV

RECAPITALIZATION OR REORGANIZATION

15.1 Adjustments to Shares. The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of an Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

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15.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.

15.3 Other Events. In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award. The number of Shares subject to any Award shall be rounded to the nearest whole number.

15.4 Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

15.5 No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

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Article XVI

CHANGE OF CONTROL

16.1 Change of Control. The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

(a) Provide for the acceleration of any time periods, or the waiver of any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Holder whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee;

(b) provide for the purchase of any Awards from a Holder whose employment has been terminated as a result of a Change of Control, upon the Holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable;

(c) provide for the termination of any then outstanding Awards or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change; or

(d) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation following such Change of Control.

16.2 Termination of Service. For purposes of Sections 16.1(a) and (b), any Holder whose employment is terminated by the Company or the surviving corporation following a Change of Control, other than for Cause, prior to the first anniversary of a Change of Control, shall be deemed to have been terminated as a result of the Change of Control.

Article XVII

AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVII, until the tenth (10th) anniversary of the Effective Date (except as to Awards outstanding on such date of termination). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.8 (re-pricing prohibitions) or this Article XVII. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to exempt the Plan or any Award from Section 409A of the Code).

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Article XVIII

MISCELLANEOUS

18.1 No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

18.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

18.3 Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

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18.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

18.5 Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

18.6 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

18.7 Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

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18.8 Section 162(m). The following conditions shall apply if it is intended that the requirements of Section 162(m) of the Code be satisfied such that Awards under the Plan which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code: Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various share market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction. Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code. The Committee may postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction, provided that such deferral satisfies the requirements of Section 409A of the Code. For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum aggregate amount that may be paid in cash during any calendar year to any one person (measured from the date of any payment) with respect to one or more Awards payable in cash shall be One Million Dollars ($1,000,000).

18.9 Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

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18.10 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

18.11 Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

18.12 Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

18.13 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

18.14 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

18.15 No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

18.16 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

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☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date	**Signature**	**Signature, if held jointly**
____________________	______________________________	______________________________

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* SPECIMEN * AC:ACCT9999 90.00

FAT BRANDS INC.

2021 Annual Meeting of Stockholders

October 19, 2021

FAT BRANDS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FAT Brands Inc., a Delaware corporation (the "**Company**"), revoking all prior proxies, hereby appoints Andrew A. Wiederhorn and Allen Z. Sussman, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of Class A common stock and Class B common stock of the Company which the undersigned will be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Tuesday, October 19, 2021 at 2:00 pm Pacific Time at the Company's corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, and at any adjournment or postponement thereof. Each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to 2,000 votes. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED **FOR** THE DIRECTOR NOMINEE, **FOR** PROPOSAL 2 AND 3, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

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PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)